UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 28, 2008

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                                TX Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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                                     Georgia
                 (State or Other Jurisdiction of Incorporation)
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       000-32335                                          58-2558701

(Commission File Number)                       (IRS Employer Identification No.)



               12080 Virginia Blvd
                Ashland, Kentucky                        41102

      (Address of Principal Executive Offices          (Zip Code)


                                  (305)420-6781
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Section 1-Registrants' Business and Operations
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Item 1.01  Entry into Material Definitive Agreement
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On August 28, 2008 the Company entered into a preliminary agreement with Darren
Bloom. The Company had filed suit against Mr. Bloom for breach of contract. Darren Bloom is the former CFO, Secretary-Treasurer of the Company. The agreement provides for the dismissal of the lawsuit, mutual general releases between the Company and Darren Bloom and the return to the Company of 1,300,000 of the 2,000,000 shares of the Company's common stock issued to Mr. Bloom in connection with his prior employment with the Company.





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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December  12, 2008                    TX Holdings, Inc.
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                                             (Registrant)


                                             By: /s/ William "Buck" Shrewsbury
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                                             William "Buck" Shrewsbury, Chairman





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